UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2013

W. P. CAREY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13779	45-4549771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On November 13, 2013, Trevor P. Bond, President and CEO of W. P. Carey Inc. (“W. P. Carey” or the “Company”), along with other key members of the senior management team, gave a presentation at REITWorld 2013®: NAREIT’s Annual Convention for All Things REIT®. The presentation focused on the Company's history, business overview, investment and asset management strategies and fundraising, and provided an overview of the status of the Company’s previously announced proposed merger (the “Merger”) with its publicly-held, non-traded real estate investment trust affiliate, Corporate Property Associates 16 – Global Incorporated (“CPA®:16 - Global”). A copy of the presentation is attached hereto as Exhibit 99.1.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into W. P. Carey's filings under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 99.1 – Presentation on November 13, 2013.

Cautionary Statement Concerning Forward-Looking Statements:

On July 25, 2013, W. P. Carey filed a Form 8-K announcing that its Board of Directors had approved an Agreement and Plan of Merger with CPA®:16 – Global, pursuant to which CPA®:16 – Global, through a series of steps, will become an indirect subsidiary of W. P. Carey. CPA®:16 – Global is a publicly-owned, non-listed REIT that was sponsored by W. P. Carey and for which W. P. Carey and its affiliates serve as advisor. The consummation of the proposed Merger is subject to certain conditions, including the effectiveness of a registration statement on Form S-4 (the “Form S-4”), as amended from time to time, relating to the shares of W. P. Carey common stock to be issued in the proposed Merger, which was filed by W. P. Carey on October 1, 2013, and can be found on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Once the review of the Form S-4 by the SEC is complete and the Form S-4 has been declared effective by the SEC, the stockholders of W. P. Carey (the “W. P. Carey Stockholders”) and the stockholders of CPA®:16 – Global will receive a copy of a joint proxy/prospectus, which will contain important information about W. P. Carey, CPA®:16 – Global, the combined company, and the proposed Merger. W. P. Carey Stockholders are urged to read these documents carefully and in their entirety.

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Act and the Exchange Act, both as amended by the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms.  These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Merger, annualized dividends, funds from operations coverage, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Merger.  These statements are based on the current expectations of the management of W. P. Carey.  It is important to note that the actual results of W. P. Carey or of the combined company following the consummation of the proposed Merger could be materially different from those projected in such forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company.  Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A.  Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on February 26, 2013, and subsequent Quarterly Reports on Form 10-Q.  These risks, as well as other risks associated with the proposed Merger, are more fully discussed in the Form S-4 and will be  more fully discussed in the Joint Proxy Statement/Prospectus included in the Form S-4.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise.  Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws.  W. P. Carey filed a Registration Statement on Form S-4 with the SEC on October 1, 2013 and intends to mail the Joint Proxy Statement / Prospectus and other relevant documents to its security holders in connection with the proposed Merger.  WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY W. P. CAREY AND CPA®:16 - GLOBAL IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 - GLOBAL AND THE PROPOSED MERGER.  INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.  Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov).  In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:16 – Global’s website (http://www.cpa16.com).  Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 - Global with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 - Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 - Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.
Date: November 13, 2013	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer